COMMITMENTS	12 Months Ended
Dec. 31, 2017
COMMITMENTS
COMMITMENTS

25.COMMITMENTS

The Corporation rents premises and equipment under operating leases and has entered into long-term commitments to purchase services, tangible and intangible assets, broadcasting rights, and to pay licences and royalties.  Rent payments include an amount of $52.8 million for future payments to the parent corporation. The operating leases have various terms, escalation clauses, purchase options and renewal rights. The minimum payments for the coming years are as follows:

	Leases	Other commitments

2018	$51.9	$228.2
2019 to 2022	96.1	600.0
2023 and thereafter	103.3	543.1

The Corporation’s operating lease expenses amounted to $68.1 million in 2017 ($67.1 million in 2016 and $71.2 million in 2015, of which $6.0 million was presented as part of discontinued operations in 2015).